[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. FOURTEENTH AMENDMENT TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT This FOURTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT (this “Amendment”) is made as of September 3, 2021 (the “Amendment Effective Date”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amends the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment Effective Date, the “Existing Agreement” and, as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Existing Agreement. RECITALS WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement; WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment; NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows: 1. AMENDMENTS TO THE EXISTING AGREEMENT 1.1. Section 2.5 is hereby amended by adding the following new subsection (k) as follows: (k) Within six (6) months from the Amendment Effective Date, Bank and Sunlight agree to negotiate in good faith (i) the minimum internal rate of return for the Maxx Retained Loans carried on Bank’s balance sheet and (ii) the percentage amount of Maxx Retained Loans that Bank will have a right to retain on its balance sheet. 1.2. Section 3.1(e) is hereby amended and restated as follows: (e) On behalf of Bank, Sunlight shall process Loan Applications from Loan Applicants using a Loan Application form that is approved by Bank. Sunlight shall require each Channel Partner to provide reasonable assistance to each prospective Loan Applicant in completing a Loan Application. Sunlight shall review and process all completed Loan Applications for compliance with the Credit Policy and Underwriting Requirements (including making any applicable counteroffer for a Maxx Loan Product to a Loan Applicant that does not qualify for a Standard Loan Product) and report to Bank on all Loan approvals electronically or by other appropriate means agreeable to both parties. All Loan approvals shall be based upon the information provided by Loan Applicants and such other information as obtained by Sunlight at the direction of Bank, and pursuant to the Underwriting Requirements. No Loan Application shall be approved unless it complies with the Program Guidelines, it being understood that assuring compliance with the Program Guidelines shall be the responsibility of Sunlight and that Sunlight shall (for the benefit of Bank) strictly comply with all Applicable Laws, including without limitation, all consumer credit laws, rules and regulations. In addition, and without limiting the foregoing, to the extent the information is reasonably and accurately accessible to Sunlight from the Loan files and may be automatically generated, Sunlight shall identify any Loan Application (other than a Loan Application that is approved for a Maxx Loan Product) designated that is either subprime or has credit criteria commonly considered to categorize Exhibit 10.41 subprime loans (e.g., attributes of Borrowers with credit scores of [***] or less), and, with respect to any such Loan Application, shall provide to Bank an explanation and the background thereof, and shall monitor and report to Bank regarding all Loans with such characteristics. At the time Sunlight approves on behalf of Bank any Loan Application, Sunlight shall be deemed to represent to Bank that the related Loan Applicant is not listed on any Government List. All Loan Application processing functions performed by Sunlight or any Third Party Service Provider hereunder shall be subject to Bank supervision, and Bank shall have the right to review and audit Loan Applications to ensure compliance with the Program Guidelines. 1.3. Section 3.1(l) is hereby amended and restated as follows: (l) Each December 1, Sunlight shall provide to Bank a report of projected Loan volumes for origination by Bank under the Program for the upcoming year (the “Annual Projections”). In addition, to the extent the information is reasonably and accurately accessible to Sunlight from the Loan files and may be automatically generated, Annual Projections shall set forth the level of Loans (other than Maxx Loans) that Sunlight anticipates will be designated as subprime originations (as well as any Loans that qualify as prime or near prime originations, but that have subprime credit characteristics). Sunlight shall prepare the Annual Projections in a commercially reasonable manner. In addition, and without limiting the foregoing, Sunlight shall provide Bank with monthly reports tracking Sunlight’s activity against the projections contained in the Annual Projections for that year. 1.4. Section 3.1(w) is hereby amended and restated as follows: (w) [Reserved]. 1.5. The first sentence of Section 5.1 is hereby amended and restated as follows: The parties acknowledge that each Dealer has agreed to accept a discount (the “Dealer Discount”), in a percentage agreed-upon with Sunlight, from the principal amount of each Loan to produce net Loan Proceeds to be disbursed to such Dealer thereon; payment of such Dealer Discount will be managed by Sunlight with Bank’s approval. 1.6. Section 5.6(b) is hereby amended and restated as follows: (b) (i) The weighted average FICO score of Non-Portfolio Loans (other than Maxx Loans) carried on Bank’s balance sheet is less than [***] and (ii) the weighted average FICO score of Non-Portfolio Loans that are Maxx Loans carried on Bank’s balance sheet is less than [***]. For purpose of this computation, FICO scores shall be determined as of the date of Loan origination and weightings shall be based on the carrying amounts on Bank’s balance sheet. 1.7. Section 5.6(c) is hereby amended and restated as follows: (c) (i) A Non-Portfolio Loan (other than a Maxx Loan) carried on Bank’s balance sheet (A) is charged-off by Bank or Servicer or (B) has remained on Bank’s balance sheet for more than [***] days, and (ii) (A) within the initial nine (9) months from the Amendment Effective Date (the “Initial Period”), a Non-Portfolio Loan that is a Maxx Loan carried on Bank’s balance sheet has remained on Bank’s balance sheet for more than [***] days and (B) following the Initial Period, a Non- Portfolio Loan that is a Maxx Loan carried on Bank’s balance sheet has remained on Bank’s balance sheet for more than [***] days. 1.8. Section 9.3(a)(i) is hereby amended and restated as follows: 2

(i) Annual Financial Statements. Within one hundred twenty (120) days after the end of each of its fiscal years, copies of its annual audited financial statements certified by independent certified public accountants reasonably satisfactory to Bank and prepared on a consolidated basis in conformity with GAAP, together with a report of such firm expressing such firm’s opinion thereon without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of the audit, provided that this delivery requirement shall be satisfied if Sunlight makes such financial statements available at https://ir.sunlightfinancial.com. 1.9. Section 9.3(a)(ii) is hereby amended and restated as follows: (ii) Quarterly Financial Statements. Within sixty (60) days after the end of each of its fiscal quarters, copies of its unaudited consolidated balance sheet, income statement and related statements of operations and stockholders’ equity as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its chief financial officer, principal accounting officer, treasurer or controller as presenting fairly in all material respects its (and its consolidated Subsidiaries) financial condition and results of operations on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, provided that this delivery requirement shall be satisfied if Sunlight makes such financial statements available at https://ir.sunlightfinancial.com. 1.10. Section 9.3(a)(iii) is hereby amended and restated as follows: (iii) [Reserved]. 1.11. Section 1.1 of the Existing Agreement is hereby amended to amend and restate the following definitions as follows: “Eligible Required Retention Loans” means Loans (other than Maxx Loans) consisting of those loan products set forth on Annex A to Exhibit A, as amended, restated, supplemented, or otherwise modified from time to time as mutually agreed by both parties. “Loan Proceeds” means (a) for any Loan, the funds disbursed to a Dealer pursuant to a Loan Account established by Bank under the Program consisting of (i) for any Non-Portfolio Loan of the principal amount of such Loan less the related Loan Origination Fee, if any, or Dealer Discount, (ii) for any Portfolio Loan, the principal amount of such Loan less the related Target Dealer Discount, and (b) for any Required Retained Loan, the Required Retained Loan Funding Amount; provided, however, that “Loan Proceeds” shall not include any Dealer Discount that is not deducted from the principal amount of such Loan prior to the funding of such Loan at the request of the applicable Dealer and consented to by Bank in writing but that is intended to be paid by such Dealer to Sunlight thereafter. “Non-Portfolio Loans” means a Loan (including Maxx Loans) that is not a Portfolio Loan or Retained Loan. 1.12. Section 1.1 of the Existing Agreement is hereby amended to add the following new definitions in alphabetical order as follows: “Maxx Borrower” means each Borrower that is not a Standard Borrower but that is approved for a Loan pursuant to the “Solar Credit Strategy – Maxx Loan Products” set forth on Exhibit B, as amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement. 3

“Maxx Loan” means any Loan made to a Maxx Borrower and consisting of a Maxx Loan Product. “Maxx Loan Product” means any loan product set forth on Annex B to Exhibit A, as amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement. “Standard Borrower” means each Borrower that is approved for a Loan pursuant to the “Solar Credit Strategy – Standard Loan Products” set forth on Exhibit B, as amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement. “Standard Loan Products” means all of the loan products approved hereunder other than Maxx Loan Products. 1.13. Exhibit A of the Existing Agreement is hereby amended (i) by adding a new Annex B to the end thereof in the form of Annex B attached hereto and (ii) by amending and restating in its entirety the paragraph identified as “Bank Caps” with the following: “Bank Caps: The Bank shall not hold more than (a) $[***] of Non-Portfolio Loans and Portfolio Loans (not including any amounts held or retained by Bank with respect to the Required Retained Loans), (b) $[***] of Portfolio Loans (not including any amounts held or retained by Bank with respect to the Required Retained Loans), and (c) $[***] of Maxx Loans. 1.14. Exhibit B of the Existing Agreement is hereby amended and restated in the form of Exhibit B attached hereto. Schedule 3.1(k) of the Existing Agreement is hereby amended to replace each reference to “5th of each month” with “10th day of each month” following the end of the applicable reporting month”. 2. EFFECTIVENESS OF THE AGREEMENT 2.1 Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment. 2.2 Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Existing Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. 2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof. [remainder of page intentionally blank] 4

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written. SUNLIGHT FINANCIAL LLC By: /s/ Barry Edinburg Name: Barry Edinburg Title: Chief Financial Officer CROSS RIVER BANK By: /s/ Gilles Gade Name: Gilles Gade Title: Chief Executive Officer By: /s/ Arlen Gelbard Name: Arlen Gelbard Title: General Counsel

Annex B Maxx Loan Products [***]

Exhibit B Credit Policy and Underwriting Requirements See attached. [***]